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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported):  April 16, 2002
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                           Programmer's Paradise, Inc.
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             (Exact name of Registrant as specified in its charter)




              Delaware                   000-26408           13-3136104
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    (State of Other Jurisdiction        (Commission         (IRS Employer
          of Incorporation)             File Number      Identification No.)




1157 Shrewsbury Avenue, Shrewsbury, New Jersey                 07702
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  (Address of Principal Executive Offices)                   (Zip Code)




Registrant's telephone number, including area code:  (732) 389-8950
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Item 4.  Change in Registrant's Certifying Accountant

Effective April 16, 2002, Programmer's Paradise, Inc. elected to change its certifying accountant and states the following:

     (i) Ernst & Young LLP ("Ernst & Young") was dismissed by Programmer's Paradise, Inc., effective April 16, 2002.

     (ii) Ernst & Young issued unqualified opinions on Programmer's Paradise, Inc.'s financial statements for the prior two audit periods.

     (iii) The decision to change accountants was recommended by the Audit Committee of the board of directors and approved by the board of directors.

     (iv) In connection with the audits of the Company's financial statements for the two years ended December 31, 2001 and the subsequent interim period through April 16, 2002, there were no disagreements with Ernst & Young, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Ernst & Young's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. The Company has requested Ernst & Young to furnish it a letter addressed to the Commission whether it agrees with the above statements. A copy of that letter, dated May 13, 2002 is filed as
            Exhibit 16 to this 8-K.

Further, based on a recommendation from the Audit Committee, the board of directors approved Amper, Politziner & Mattia P.A. as Programmer's Paradise, Inc.'s successor certifying accountant, effective April 17, 2002.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits

     (c)    Exhibits
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            16.   Letter from Ernst & Young


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                PROGRAMMER'S PARADISE, INC.



Dated:  May 13, 2002                            By:  /s/ Simon F. Nynens
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                                                     Simon F. Nynens
                                                     Chief Financial Officer


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                                Index to Exhibits
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Exhibit No.       Description
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16                Letter from Ernst & Young